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                      CONTINENTAL HEALTH AFFILIATES, INC.
                               AND SUBSIDIARIES
                                                                    Exhibit 21

                             List of Subsidiaries

The following are the subsidiaries of Continental Health Affiliates, Inc. ("Continental" or the "Company").

A)      Alternative Care, Inc. (a Massachusetts corporation).
B)      TNS Nur-Temps, Inc. (a New York corporation).
C) Temporary Nursing Services of California, Inc. (a California corporation).
D)      Temporary Nursing Services of Florida, Inc. (a Florida corporation).
E) Temporary Nursing Services of Philadelphia, Inc. (a Pennsylvania corporation).
F)      Temporary Nursing Services of Kansas, Inc. (a Kansas corporation).
G)      Temporary Nursing Services of Texas, Inc. (a Texas corporation).
H)      Infu-Tech, Inc. (a Delaware corporation).
        1)      Infu-Tech, Inc. (a New Jersey corporation) (formerly
                Temporary Nursing Services, Inc.).
        2)      Infu-Tech of Florida, Inc. (a Florida corporation).
        3)      Infu-Tech of Massachusetts, Inc. (a Massachusetts corporation).
        4)      Infu-Tech of New York, Inc. (a New York corporation).
        5)      Infu-Tech of Tennessee, Inc. (a Tennessee corporation).
        6)      Intrx Medical, Inc. (a New Jersey corporation).
I)      TNS Nursing Homes, Inc. (a Delaware corporation).
        1)      Jayber Inc. (a New Jersey corporation).
        2)      Pompton Avenue Associates, Inc. (a New Jersey corporation).
        3)      Cape May Care Center, Inc. (a New Jersey corporation).
        4)      Hilltop Care Center, Inc. (a New Jersey corporation).
        5)      P.V.M. Associates, Inc. (a Florida corporation).
        6)      Continental Beachview, Inc. (a New Jersey corporation).
        7)      Continental Beachview Realty, Inc. (a New Jersey corporation).

                      CONTINENTAL HEALTH AFFILIATES, INC.
                               AND SUBSIDIARIES

                             List of Subsidiaries
                                  (continued)



        8)      Continental Norwood, Inc. (a New Jersey corporation).
        9)      Continental Norwood Holdings, Inc. (a New Jersey corporation).
        10) TNS Nursing Homes of Pennsylvania, Inc. (a Pennsylvania corporation).
        11)     Continental Teaneck Realty, Inc. (a New Jersey corporation).
        12)     Continental Riverview, Inc. (a New Jersey corporation).
J)      Continental Media, Inc. (a Delaware corporation).
K)      Continental Home Care, Inc. (a New Jersey corporation).
        1)      Marketech, Inc. (a Delaware corporation).
L)      TNS Certified Home Health Care Corp. (a New York corporation).
M) Mid-South Comprehensive Home Health and Hospice, Inc. (a Tennessee corporation).
N)      Mid-South Staffing Services, Inc. (a Tennessee corporation).
O)      Continental Florida Management, Inc. (a Delaware corporation).
P)      TNS Home Life Support Systems, Inc. (a New Jersey corporation).
Q)      CH Acquisition, Inc. (a Delaware corporation).
R) Compremedx Corporation (a Delaware corporation) (formerly Compremedx Cancer Centers Corporation).
        1)      Medparc Development Corp. (a New Jersey corporation).
        2)      Compremedx Medical Management, Inc. (a New Jersey corporation).
        3) Continental Property Management Corp. (a New Jersey corporation).
        4)      Continental Nutrition Corp. (an Ohio corporation).
        5) Compremedx Case Management, Inc. (a Delaware corporation) (formerly Compremedx, Inc.).
        6) Compremedx Rehabilitation Services, Inc. (a New Jersey corporation).
S)      First American Norwood, Inc. (a New Jersey corporation).
T)      Cambridge Home Health Care (a Delaware corporation).

                      CONTINENTAL HEALTH AFFILIATES, INC.
                               AND SUBSIDIARIES

                             List of Subsidiaries
                                  (continued)


U) Continental Pharmaceuticals International, Inc. (a Delaware corporation) (formerly known as Continental Sana International, Inc.)
V)      Continental Pharmaceuticals, Inc. (a Delaware corporation).